UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2006

UBIQUITEL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30761	23-3017909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One West Elm Street

Suite 400

Conshohocken, PA 19428
(Address of Principal executive offices, including Zip Code)

(610) 832-3300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Between the date hereof and the date of the Annual Meeting to be held on June 27, 2006, UbiquiTel Inc. (the “Company”) will be making presentations to certain investors in advance of the vote at the Annual Meeting to adopt the Agreement and Plan of Merger by and among the Company, Sprint Nextel Corporation and Eagle Merger Sub Inc. and approve the merger and related transactions. The slides to be used at such presentations are attached hereto as Exhibit 99.1 and incorporated herein by reference. Additionally, the slides used at such presentations can be viewed under the heading “Investor Presentation” on the Investor Relations section of the Company’s website (http://www.ubiquitelpcs.com).

In connection with the proposed merger and required stockholder approval, the Company has filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement, which has been mailed to the stockholders of the Company. The Company’s stockholders are urged to read the definitive proxy statement and other relevant materials because they contain important information about the transaction and the Company. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by going to the Company’s Investor Relations page on its corporate website at www.ubiquitelpcs.com. The Company and its officers and directors may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transaction. Information about the Company’s executive officers and directors and their ownership of the Company’s stock is set forth in the proxy statement for the Company’s 2006 annual meeting of stockholders, which was filed with the SEC on May 15, 2006. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the transaction by reading the definitive proxy statement regarding the merger, which has been filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description

99.1	Presentation slides with respect to the merger contemplated by the Agreement and Plan of Merger by and among UbiquiTel Inc., Sprint Nextel Corporation and Eagle Merger Sub Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2006

UBIQUITEL INC.

/s/ Donald A. Harris
By:	Donald A. Harris
Its:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Presentation slides with respect to the merger contemplated by the Agreement and Plan of Merger by and among UbiquiTel Inc., Sprint Nextel Corporation and Eagle Merger Sub Inc.